  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 18, 1997.
                                                      REGISTRATION NO. 333-37703
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                  ----------

                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-1

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                                  ----------

                         DELCO REMY INTERNATIONAL, INC.

DELCO REMY AMERICA, INC.                              REMY INTERNATIONAL, INC.
  REMAN HOLDINGS, INC.                                        NABCO, INC.
   THE A&B GROUP, INC.                                  A&B ENTERPRISES, INC.
       DALEX, INC.                                          A&B CORES, INC.
R&L TOOL COMPANY, INC.                                 MCA, INC. OF MISSISSIPPI
POWER INVESTMENTS, INC.                            FRANKLIN POWER PRODUCTS, INC.
INTERNATIONAL FUEL SYSTEMS, INC.                     MARINE DRIVE SYSTEMS, INC.
MARINE CORPORATION OF AMERICA                          POWRBILT PRODUCTS, INC.
                             WORLD WIDE AUTOMOTIVE, INC.
                    SEE TABLE OF ADDITIONAL REGISTRANTS BELOW
          (EXACT NAMES OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)

                                  ----------

   2902 ENTERPRISE DRIVE, ANDERSON, INDIANA 46013, TELEPHONE: (765) 778-6499 (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                  ----------

                              SUSAN E. GOLDY, ESQ.
                       VICE PRESIDENT AND GENERAL COUNSEL
                         DELCO REMY INTERNATIONAL, INC.
   2902 ENTERPRISE DRIVE, ANDERSON, INDIANA, 46013, TELEPHONE (765) 778-6799 (ADDRESS INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT
                                  FOR SERVICE)

                                  ----------

                                   COPIES TO:
     CHRISTOPHER G. KARRAS, ESQ.                        MARC S. ROSENBERG, ESQ.
        DECHERT PRICE & RHOADS                          CRAVATH, SWAINE & MOORE
       4000 BELL ATLANTIC TOWER                             WORLDWIDE PLAZA
           1717 ARCH STREET                                825 EIGHTH AVENUE
PHILADELPHIA, PENNSYLVANIA 19103-2793                  NEW YORK, NEW YORK 10019
           (215) 994-4000                                   (212) 474-1000

================================================================================

                        TABLE OF ADDITIONAL REGISTRANTS


       NAME AND ADDRESS, INCLUDING
          ZIP CODE AND TELEPHONE            STATE OR OTHER   PRIMARY STANDARD
       NUMBER, INCLUDING AREA CODE,         JURISDICTION OF   CLASSIFICATION    I.R.S. EMPLOYER
      OF PRINCIPAL EXECUTIVE OFFICES         INCORPORATION     CODE NUMBER     IDENTIFICATION NO.
------------------------------------------  ---------------  ----------------  ------------------
BALLANTRAE CORPORATION                      DELAWARE                6749          38-3312988
1145 STEPHENS DRIVE
WARREN, MI 48090
(810)758-3880

TRACTECH, INC.                              DELAWARE                3710           38-331300
1145 STEPHENS DRIVE
WARREN, MI 48090
(810)758-3880

          THE REGISTRANTS LISTED ON THE FACING SHEET HEREOF ("REGISTRANTS") FILED A REGISTRATION STATEMENT ON FORM

S-1 (FILE NO.   333-37703) ("REGISTRATION STATEMENT") TO REGISTER THE ISSUANCE
OF $130,000,000 AGGREGATE PRINCIPAL AMOUNT OF 85/8% SENIOR NOTES DUE 2007 ("NOTES") OF DELCO REMY INTERNATIONAL, INC. ("THE COMPANY") WHICH ARE GUARANTEED BY THE REGISTRANTS OTHER THAN THE COMPANY LISTED ON THE FACING SHEET HEREOF.
THE REGISTRATION STATEMENT, AS AMENDED BY PRE-EFFECTIVE AMENDMENT NOS. 1-6, WAS DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION AT 5:00P.M. ON DECEMBER 15, 1997. AT THIS TIME, THE REGISTRANTS HEREBY ADD BALLANTRAE CORPORATION ("BALLANTRAE") AND TRACTECH, INC. ("TRACTECH") AS REGISTRANTS ON THIS REGISTRATION STATEMENT AND AS GUARANTORS OF THE SENIOR NOTES.

          THIS POST-EFFECTIVE AMENDMENT NO. 1 IS BEING FILED FOR THE SOLE PURPOSE OF ADDING BALLANTRAE AND TRACTECH AS CO-REGISTRANTS AND GUARANTORS OF THE SENIOR NOTES. NO CHANGES ARE BEING MADE TO THE PROSPECTUS CONTAINED IN THE REGISTRATION STATEMENT OR TO PART II OF THE REGISTRATION STATEMENT.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrants have duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Anderson and State of Indiana on December 18, 1997.


                                    DELCO REMY INTERNATIONAL, INC.

                                    By:   Harold K. Sperlich
                                       --------------------------
                                          Harold K. Sperlich
                                          Chairman


                                    BALLANTRAE CORPORATION

                                    By:   James R. Gerrity
                                       --------------------------
                                          James R. Gerrity
                                          President


                                    TRACTECH, INC.

                                    By:   James R. Gerrity
                                       --------------------------
                                          James R. Gerrity
                                          Chairman

                                    FOR THE REGISTRANTS AS SET FORTH ON THE
                                    FACING SHEET

                                    By:   David L. Harbert
                                       --------------------------
                                          David L. Harbert
                                          Vice President

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the following capacities and on December 18, 1997.

DELCO REMY INTERNATIONAL, INC.

Harold K. Sperlich*                  Chairman (principal executive officer)
                                     and Director
David L. Harbert*                    Executive Vice President and Chief
                                     Financial Officer (principal financial
                                     and principal accounting officer)


---------------------

------------------------
* For manual signature, see page II-6

------------------
E. H. Billig                          Director             _____________, 1997
Richard M. Cashin, Jr.*               Director
Michael A. Delaney*                   Director
James R. Gerrity*                     Director
Robert J. Schultz*                    Director
Thomas J. Snyder*                     Director


DELCO REMY AMERICA, INC.

Harold K. Sperlich*                   Chairman (principal executive officer)
                                      and Director
David L. Harbert*                     Executive Vice President and Chief
                                      Financial Officer (principal financial
                                      and principal accounting officer)


------------------
E.H. Billig                           Director                 ___________, 1997
Richard M. Cashin, Jr. *              Director
Michael A. Delaney*                   Director
James R. Gerrity*                     Director
Thomas J. Snyder*                     Director


Remy International, Inc.

Harold K. Sperlich*                   Chairman (principal executive officer)
                                      and Director
David L. Harbert*                     Executive Vice President and Chief
                                      Financial Officer (principal financial
                                      and principal accounting officer)


----------------
E.H. Billig                           Director                 ___________, 1997
Richard M. Cashin, Jr.*               Director
Michael A. Delaney*                   Director
James R. Gerrity*                     Director
Thomas J. Snyder*                     Director


Reman Holdings, Inc.


Harold K. Sperlich*                   Chairman (principal executive officer)
                                      and Director
David L. Harbert*                     Executive Vice President and Chief
                                      Financial Officer (principal financial
                                      and principal accounting officer)


__________________
* For manual signature, see page II-6

----------------
E.H. Billig                           Director                __________, 1997
Richard M. Cashin, Jr.*               Director
Michael A. Delaney*                   Director
James R. Gerrity*                     Director
Thomas J. Snyder*                     Director


Nabco, Inc.

Nicholas J. Bozich*                   President and Chief Executive Officer
                                      (principal executive officer)
David L. Harbert*                     Vice President, Treasurer (principal
                                      financial and principal accounting
                                      officer) and Director
Thomas J. Snyder*                     Director



THE A&B GROUP, INC.

John M. Mayfield*                     President (principal executive officer)
David L. Harbert*                     Vice President, Treasurer (principal
                                      financial and principal accounting
                                      officer) and Director
Thomas J. Snyder*                     Director
James R. Gerrity*                     Director



A&B ENTERPRISES, INC.

John M. Mayfield*                     President (principal executive officer)
David L. Harbert*                     Vice President, Treasurer (principal
                                      financial and principal accounting
                                      officer) and Director
Thomas J. Snyder*                     Director
James R. Gerrity*                     Director


Dalex, Inc.

John M. Mayfield*                     President (principal executive officer)
David L. Harbert*                     Vice President, Treasurer (principal
                                      financial and principal accounting
                                      officer) and Director

__________________
* For manual signature, see page II-6

Thomas J. Snyder*                     Director
James R. Gerrity*                     Director


A&B Cores, Inc.

John M. Mayfield*                     President (principal executive officer)
David L. Harbert*                     Vice President, Treasurer (principal
                                      financial and principal accounting
                                      officer) and Director
Thomas J. Snyder*                     Director
James R. Gerrity*                     Director


R&L Tool Company, Inc.

John M. Mayfield*                     President (principal executive officer)
David L. Harbert*                     Vice President, Treasurer (principal
                                      financial and principal accounting
                                      officer) and Director
Thomas J. Snyder*                     Director
James R. Gerrity*                     Director


MCA, INC. OF MISSISIPPI

John M. Mayfield*                     President (principal executive officer)
David L. Harbert*                     Vice President, Treasurer (principal
                                      financial and principal accounting
                                      officer) and Director
Thomas J. Snyder*                     Director
James R. Gerrity*                     Director


Power Investments, Inc.

J. Michael Jarvis*                    President (principal executive
                                      officer) and Director
David L. Harbert*                     Vice President, Treasurer (principal
                                      financial and principal accounting
                                      officer) and Director
Thomas J. Snyder*                     Director


Franklin Power Products, Inc.

J. Michael Jarvis*                    President (principal executive
                                      officer) and Director
David L. Harbert*                     Vice President, Treasurer (principal
                                      financial and principal accounting
                                      officer) and Director


__________________
* For manual signature, see page II-6

Thomas J. Snyder*                     Director


International Fuel Systems, Inc.

J. Michael Jarvis*                    President (principal executive
                                      officer) and Director
David L. Harbert*                     Vice President, Treasurer (principal
                                      financial and principal accounting
                                      officer) and Director
Thomas J. Snyder*                     Director


Marine Drive Systems, Inc.

J. Michael Jarvis*                    President (principal executive
                                      officer) and Director
David L. Harbert*                     Vice President, Treasurer (principal
                                      financial and principal accounting
                                      officer) and Director
Thomas J. Snyder*                     Director


Marine Corporation of America

J. Michael Jarvis*                    President (principal executive
                                      officer) and Director
David L. Harbert*                     Vice President, Treasurer (principal
                                      financial and principal accounting
                                      officer) and Director
Thomas J. Snyder*                     Director


Powrbilt Products, Inc.

J. Michael Jarvis*                    President (principal executive
                                      officer) and Director
David L. Harbert*                     Vice President, Treasurer (principal
                                      financial and principal accounting
                                      officer) and Director
Thomas J. Snyder*                     Director


__________________
* For manual signature, see page II-6

World Wide Automotive, Inc.

Richard L. Keister*                   President (principal executive
                                      officer) and Director
David L. Harbert*                     Vice President, Treasurer (principal
                                      financial and principal accounting
                                      officer) and Director
Thomas J. Snyder*                     Director


BALLANTRAE CORPORATION

James R. Gerrity*                     President (principal executive
                                      officer) and Director

JOHN D. PHILLIPS                      Treasurer (principal financial and
-----------------------------         principal accounting officer)
John D. Phillips

Michael A. Delaney*                   Director


R. DAIL HERMAN                        Director
-----------------------------
R. Dail Herman


Tractech, Inc.

JAMES R. GERRITY*                     Chairman (principal executive
-----------------------------         officer) and Director
James R. Gerrity

JOHN D. PHILLIPS                      Treasurer (principal financial and
-----------------------------         principal accounting officer) and
John D. Phillips                      director


James R. Gerrity*                     Director


                                *By:  Thomas J. Snyder
                                      ----------------------------------
                                      Thomas J. Snyder, Attorney-in-Fact